UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549-1004

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):
December 14, 2011

INSIGNIA SYSTEMS, INC.

(Exact name of registrant as specified in its chapter)

Minnesota	1-13471	41-1656308
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8799 Brooklyn Blvd., Minneapolis, Minnesota		55445
(Address of principal executive offices)		(Zip Code)

Registrant’s telephone number, including area code   (763) 392-6200

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01 Other Events.

Insignia Systems, Inc. (“Insignia” or “the Company”) has retained the law firm of Winthrop & Weinstine, P.A., a Minneapolis law firm, to help the Company in its dealings with News America Marketing In-Store, LLC (“News America”).

In addition, the Company has hired Colleen M. Davenport as in-house counsel to handle many of the Company’s internal matters related to its dealings with News America, in addition to other legal work previously handled by outside corporate counsel. Ms. Davenport’s experience includes nearly 19 years at Analysts International Corporation, a publicly-held information technology consulting and staffing company, where she served as the company’s Secretary and General Counsel from 2000 to 2008. Since 2008 she has acted as an independent consultant to various small business clients.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Insignia Systems, Inc.
(Registrant)

Date: December 27, 2011	By	/s/ John C. Gonsior
John C. Gonsior, Vice President of Finance and Chief Financial Officer